UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 27, 2025

Biofrontera Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-40943	47-3765675
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

120 Presidential Way, Suite 330 Woburn, Massachusetts	01801
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (781) 245-1325

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	BFRI	The Nasdaq Stock Market LLC
Preferred Stock Purchase Rights		The Nasdaq Stock Market LLC
Warrants to purchase common stock	BFRIW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (the “Exchange Act”) (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

This Amendment No. 1 on Form 8-K/A (this “Amendment”) is being filed by Biofrontera Inc. (the “Company”) to amend the Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission on July 1, 2025 (the “Original Form 8-K”). The Original Form 8-K reported, among other things, that the Company had signed an agreement (the “Agreement”) with its former parent company Biofrontera AG and its subsidiaries pursuant to which the Company acquired all rights in the United States to Ameluz® and RhodoLED®.

This Amendment is being filed solely for the purposes of filing the Agreement as Exhibit 10.2 to the Original Form 8-K. This Amendment does not change any of the other information contained in the Original Form 8-K except that the Original Form 8-K stated that the Agreement would be filed with the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2025.

This Amendment should be read in conjunction with the Original Form 8-K. Except as set forth herein, no modifications have been made to information contained in the Original Form 8-K (including Exhibits 3.1, 3.2 and 10.1 thereto), and the Company has not updated any information contained therein to reflect events that have occurred since the date of the Original Form 8-K.

Item 9.01	Financial Statements and Exhibits

3.1	Certificate of Designation of Preferences, Rights and Limitations of the Series D Convertible Preferred Stock (incorporated by reference to Exhibit 3.1 to the Original Form 8-K)
3.2	Certificate of Designation of Preferences, Rights and Limitations of the Series C Convertible Preferred Stock (incorporated by reference to Exhibit 3.2 to the Original Form 8-K)
10.1*	Form of Securities Purchase Agreement, dated June 27, 2025, by and among Biofrontera Inc. and the purchasers named therein (incorporated by reference to Exhibit 10.1 to the Original Form 8-K)
10.2*	Form of Agreement, dated June 30, 2025, by and among Biofrontera Inc. and Biofrontera AG
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the inline XBRL document)

*Certain schedules and similar attachments have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Company undertakes to furnish supplement copies of any of the omitted schedules upon request by the SEC.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

July 16, 2025 (Date)		Biofrontera Inc. (Registrant)

	By:	/s/ E. Fred Leffler III
E. Fred Leffler III
Chief Financial Officer